KITE REALTY GROUP

KRG LISTED NYSE

888.577.5600

kiterealty.com

Meetings with Investors & Analysts New York,
NY
NAREIT REITWeek 2012
June
2012
KITE HEADQUARTERS Indianapolis, IN

KITE REALTY GROUP

DISCLAIMER
 This presentation contains certain statements that are not historical fact and may constitute forward-
 looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such
 forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of the Company to differ materially from historical results or from any results expressed or implied by such forward-looking statements, including, without limitation: national and local economic, business, real estate and other market conditions, particularly in light of the recent slowing of growth in the U.S. economy; financing risks, including the availability of and costs associated with sources of liquidity; the Company’s ability to refinance, or extend the maturity dates of, its indebtedness; the level and volatility of interest rates; the financial stability of tenants, including their ability to pay rent and the risk of tenant bankruptcies; the competitive environment in which the
 Company operates; acquisition, disposition, development and joint venture risks; property ownership and management risks; the Company’s ability to maintain its status as a real estate investment trust
 (“REIT”) for federal income tax purposes; potential environmental and other liabilities; impairment in the value of real estate property the Company owns; risks related to the geographical concentration of our properties in Indiana, Florida and Texas; assumptions underlying our anticipated growth sources; and
 other factors affecting the real estate industry generally. The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended
 December 31, 2011, which discuss these and other factors that could adversely affect the Company’s results. The Company undertakes no obligation to publicly update or revise these forward-looking statements (including the FFO and net income estimates), whether as a result of new information, future events or otherwise.

COMPANY OVERVIEW
Stable Operating Portfolio
• Owned interests in 63 operating properties totaling approximately 9.5 million square feet of gross leasable area (GLA)
•  Diverse tenant base: Largest tenant (Publix) represents only 3.0% of annualized base rent
•  5 mile demographics: Population - 126,000; Average Household Income - $85,000

Increased Leasing & Operating Productivity
• Same property net operating income for the first quarter of 2012 increased 5.4% over the same period in the prior year.
• Revenue from property operations increased 9.8% in the first quarter over the prior year.
• 10 consecutive quarters of positive cash rent spreads.

Development & Redevelopment Progress
• Delray Marketplace: Construction continues at Delray Marketplace in Delray Beach, Florida and scheduled to open in November 2012.
• New Hill Place: Target closed on the purchase of a 12.8 acre parcel in March 2012 at New
 Hill Place Phase I near Raleigh, North Carolina. A loan commitment has been received to fund construction and site work has commenced.
• Four Corner Square: Demolition work is underway at Four Corner Square near Seattle,
 Washington. A loan commitment has been received to fund construction.
• Oleander Place: Whole Foods at Oleander Place in Wilmington, North Carolina opened at the end of May 2012.
• The Centre: Signed anchor lease with Earth Fare subsequent to quarter end.

Debt & Capital Markets

• Closed on a $125 million unsecured seven-year term loan.
• Closed on an amendment to the $200 million unsecured revolving credit facility that reduced the interest rate and extended the maturity date.
• No 2012 maturities remain and only $4.1 million matures over the next 12 months.

Information as of March 31, 2012

KITE
REALTY GROUP

KRG
LISTED
NYSE

888.577.5600

kiterealty.com

LEASING

KITE REALTY GROUP

7%
5%
3%
1%
-1%
-3%
-1.5%
-0.5%
-0.1%
1.0%
3.0%
5.0%
5.7%
5.4%
2nd Qtr 2010
3rd Qtr 2010
4th Qtr 2010
1st Qtr 2011
2nd Qtr 2011
3rd Qtr 2011
4th Qtr 2011
1st Qtr 2012

KRG LISTED NYSE

PORTFOLIO SAME STORE NOI TRENDS
KITE REALTY GROUP

KITE REALTY GROUP

95%
93%
91%
89%
92.2%
92.2%
92.3%
93.0%
93.1%
93.3%
93.4%
3rd Qtr 2010
4th Qtr 2010
1st Qtr 2011
2nd Qtr 2011
3rd Qtr 2011
4th Qtr 2011
1st Qtr 2012

KRG LISTED NYSE

LEASED PERCENTAGES: RETAIL OPERATING PORTFOLIO
KITE REALTY GROUP

CASH RENT SPREADS
KITE REALTY GROUP

	Q1 2012	FY 2011	FY 2010
New Leases	13.5%	8.6%	9.8%
Renewals	0.4%	2.9%	<3.5%>
Weighted Total	7.2%	6.4%	5.1%
• Ten consecutive quarters of positive aggregate cash rent spreads

KITE REALTY GROUP

Top 10 Retail Tenants

	Tenant	Number Of Locations	% of Portfolio Annualized Base Rent [(1)]	% of Owned GLA	S&P Credit Rating [(2)]
1	Publix	6	3.0%	4.9%	n/a
2	Bed Bath & Beyond / buybuy Baby	7	2.7%	3.3%	BBB+
3	Lowe's Home Improvement	2	2.2%	2.2%	A-
4	Toys "R" Us	3	2.2%	2.3%	B
5	PetSmart	5	2.1%	2.1%	BB+
6	Marsh Supermarkets	3	2.0%	2.1%	n/a
7	Ross Stores	5	1.8%	2.4%	BBB+
8	Dick's Sporting Goods	3	1.8%	2.9%	n/a
9	Staples	4	1.6%	1.5%	BBB
10	HEB Grocery Company	1	1.5%	1.8%	n/a
	Total		**20.9%**	**25.5%**	

KRG LISTED NYSE

QUALITY RETAIL TENANT BASE
KITE REALTY GROUP

(1) Annualized base rent represents the monthly contractual rent for March 2012 for each applicable tenant multiplied by 12. Excludes tenant reimbursements.
(2) S&P credit ratings for parent company as of 4/20/2012.
Information as of March 31, 2012

KITE
REALTY GROUP

KRG
LISTED
NYSE

888.577.5600

kiterealty.com

DEVELOPMENT/REDEVELOPMENT

KITE REALTY GROUP

SALON AND SPA

DEVON

Publix.
Max's Grille a modern american bistro
FRANK THEATRES
charming CHARLIE
WHITE HOUSE | BLACK MARKET
chico's
Shula BURGER
ROC REPUBLIC OF COUTURE
FAMIGLIA PIZZERIA
JoS. A. BANK
Orange leaf SELF SERVE FROZEN YOGURT
Apricot Lane BOUTIQUE

KRG LISTED NYSE

KITE REALTY GROUP

DELRAY MARKETPLACE
Delray Beach, Florida
Development Update
• Including anchors Publix and Frank
 Theatres, we currently have 26
 executed leases. The center is
 approximately 73% pre-leased or
 committed.
• Vertical construction is underway and
 tenant deliveries will begin in July.
• The $93 million project is scheduled
 to open in November 2012.

KITE REALTY GROUP

NEW HILL PLACE
Holly Springs, North Carolina

Development Update (cont.)

- Closed on the sale of land to, and entered into a site development agreement with, Target in February 2012.
- Site construction of Phase I of New Hill Place is underway with opening scheduled for spring 2013.
- The $57 million development of Phase I is approximately 76% pre-leased or committed including Dick's Sporting Goods, Marshall's, Michael's, and Petco.
- Received a loan commitment from Bank of America for $37.5 million with a closing expected in June.

K.A.Y.
Hallmark
ULTA
LOFT
Pier 1 Imports
RETAIL "A"
RETAIL "B"
SIGNED LEASE
SIGNED LOI / LEASE IN NEGOTIATION
LOI IN NEGOTIATION
SITE VISIT PENDING
Sprint
SportClips
RETAIL "C"
RETAIL "D"
RETAIL "G"
Preliminary Plan
Subject to Change

DICK'S

KRG LISTED NYSE

KITE REALTY GROUP

11

KITE
REALTY GROUP

Johnson
GROCERY OUTLET
KENT - KANGLEY ROAD
MAPLE VALLEY - BLACK DIAMOND ROAD S.E.

KRG
LISTED
NYSE

KITE REALTY GROUP

FOUR CORNER/MAPLE VALLEY
Maple Valley, Washington
Development Update (cont.)
•Commenced construction in Q1, 2012.
•Three anchor leases for 80,000 total square
feet are fully executed with Grocery Outlet,
Johnson’s Home & Garden, and Walgreens.
•Received a loan commitment from US Bank
for $22.8 million with a closing expected in
June.
•The $24 million project is scheduled to
partially open in late 2012.

KITE
REALTY GROUP

WHOLE FOODS MARKET

KRG
LISTED
NYSE

KITE REALTY GROUP

OLEANDER PLACE
Wilmington, North Carolina
Development Update (cont.)
• The February 2011 acquisition of
 the Lowe’s Foods anchored
 center was redeveloped as a
 Whole Foods in just 15 months.
• The Whole Foods opened on
 May 28, 2012; significantly
 increasing the overall value of the
 asset.
• The project is 80.5% pre-leased
 or committed as of March 31,
 2012.
Before
After

KITE
REALTY GROUP

NORDSTROM rack

KRG
LISTED
NYSE

KITE REALTY GROUP

HIGH QUALITY RECENTLY COMPLETED REAL ESTATE
Rivers Edge
• Successfully redeveloped and was
 100% leased as of March 31, 2012.
• Anchored by Nordstrom Rack, The
 Container Store, buybuy Baby, Arhaus
 Furniture, and BGI Fitness.
Eddy Street Commons
• Successfully developed and was
 95.4% leased as of March 31,
 2012.
• Anchored by Urban Outfitters,
 Hammes Bookstore, and University
 of Notre Dame.

REALTY GROUP

WHOLE FOODS

LA FITNESS

KRG LISTED NYSE

KITE REALTY GROUP

HIGH QUALITY RECENTLY COMPLETED REAL ESTATE
Cobblestone Plaza
• Successfully developed and was
 92.2% leased as of March 31, 2012.
• Anchored by Whole Foods, Party City,
 and All Pets Emporium.
South Elgin Commons
• Successfully developed and was
 100% leased as of March 31, 2012.
• Anchored by LA Fitness, Toys “R”
 Us/Babies “R” Us, Ross Stores and
 a non-owned Super Target.
• Currently under contract to sell.

DEBT & CAPITAL MARKETS

KITE REALTY GROUP

- Consolidated Construction in Progress (CIP) projected to be less than 5% of total assets after completion of in-process developments:

	As of March 31, 2012
Consolidated CIP	$ 137,905,366
CIP for in-process developments	(88,833,050)
Balance Remaining	$ 49,072,316

KRG LISTED NYSE

KITE REALTY GROUP

BALANCE SHEET PROGRESS
• Annual debt maturities of less than $50 million through 2015.
• Unencumbered asset pool increased to over 40% of total assets and continues to expand.

KITE REALTY GROUP

DEBT AND CAPITAL MARKETS UPDATE
Primary Balance Sheet Initiatives
• Manage floating rate debt to a target of 20% of total debt.
• De-levering in process through NOI growth, non-core asset sales, and select acquisitions.
Significant 2012 Debt Transactions
• Closed on $125 million unsecured seven-year term loan with an interest rate of
 LIBOR plus 210 to 310 basis points.
• Closed on an amendment to the $200 million unsecured revolving credit facility that reduced the interest rate by 35 basis points and extended the term to April
 30, 2017, including a one-year extension option.
• Finalize construction loans for development at Four Corner Square/Maple Valley and New Hill Place - Phase I.

KITE REALTY GROUP

Schedule of Debt Maturities(2)
(In millions)
250.0
225.0
200.0
175.0
150.0
125.0
100.0
75.0
50.0
25.0
.0
22.5
5.8
11.9
9.3
39.0
1.1
40.4
132.4
101.9 (3)
55.1
7.5
125.0
105.4
2012
2013
2014
2015
2016
2017
2018
2019+
Mortgage Debt
Unconsolidated
Construction
Line of Credit
Term Loan

KRG LISTED NYSE

KITE REALTY GROUP

SCHEDULE OF DEBT MATURITIES
Substantially completed goal of extending and staggering our near-term debt maturities
Information as of March 31, 2012 (1)
(1) As adjusted for April placement of term loan and amendment of unsecured line of credit.
(2) Chart excludes annual principal payments and net premiums on fixed rate debt.
(3) Assumes the Company exercises the one year extension option on unsecured line of credit.

KITE REALTY GROUP

Projected incremental cash NOI from Recently Completed Developments and Redevelopments at Stabilization: [1]	$ 3,598,000
- Cobblestone: Whole Foods opened in March, 2012 - Oleander: Whole Foods opened in May, 2012 - Rivers Edge: Arhaus Furniture opening in the second half of 2012	
The weighted average percentage leased of the three projects is 94.2% and the total capital required to complete is approximately $7 million.	
Executed Leases over 5,000 Square Feet	
7 new signed leases in tenant improvement phase including three at Eddy Street and removes rent associated with lease expirations [2]	$ 861,900
Total incremental cash NOI contribution	**$ 4,459,900**

(1) Excludes annualized cash NOI recognized in Q1, 2012
(2) Capital required to complete the tenant improvements is approximately $2.7 million

KRG LISTED NYSE

KITE REALTY GROUP

CASH NOI GROWTH
• Projected cash NOI growth from executed leases at recently completed developments and a redevelopment.
Information as of March 31, 2012
• Additional cash NOI growth from Delray Marketplace, New Hill - Phase I, and Four Corner
 (which have recently commenced construction) will occur over the next 12 to 18 months.
• Our Debt-to-EBITDA ratio will improve as tenants who have executed leases take occupancy and developments/redevelopments open.